INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES

13. INCOME TAXES

We recognize deferred tax liabilities and assets for the expected future tax consequences of events that may be recognized in our financial statements or tax returns. Using this method, deferred tax liabilities and assets are determined based on the difference between the financial carrying amounts and tax bases of assets and liabilities using enacted tax rates. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Our income tax expense from continuing operations consisted of the following:

	For the Years Ended December 31,
(in thousands)	2012	2011	2010
Current:
Federal	$2,329	$63	$11
State	5,825	244	292
Deferred:
Federal	28,216	8,524	4,741
State	2,179	(561)	456

Income Tax Expense	$38,549	$8,270	$5,500

A reconciliation of income tax expense (benefit) using the statutory U.S. income tax rate compared with actual income tax expense is as follows (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Income before noncontrolling interests and income taxes	$94,971	$26,358	$13,558
Statutory U.S. income tax rate	35.0%	35.0%	35.0%

Tax expense recognized using statutory U.S. income tax rate	$33,240	$9,225	$4,745
Change in estimated future state rate	(7)	612	77
Permanent differences	52	176	33
Change in valuation allowance	(131)	1,031	0
Other	(493)	(4,092)	52

Adjusted federal income tax expense	$32,661	$6,952	$4,907
State income tax expense	5,888	1,318	593

Total income tax expense	$38,549	$8,270	$5,500

Effective income tax rate	40.6%	31.4%	40.6%

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Deferred tax assets (liabilities) are comprised of the following at December 31, 2012 and 2011:

	For the Years Ended December 31,
(in thousands)	2012	2011
Tax effects of temporary differences for:
Current:
Assets:
G&G amortization	$0	1,020
Future sale proceeds held in escrow	2,947	0
Non-cash compensation plans	714	0
Valuation allowance	0	(175)
Other	306	329

Total current deferred tax assets	3,967	1,174
Liabilities:
Unrealized gain on derivatives	(4,365)	(3,315)
Other	(141)	0

Total current deferred tax liabilities	(4,506)	(3,315)

Net total current deferred tax liability	(539)	(2,141)

Long-Term:
Assets:
Asset retirement obligation	10,211	7,704
Valuation allowance	(1,732)	(1,688)
Non-cash compensation plans	2,090	2,095
Net operating loss carryforward	4,384	15,714
Organization costs	689	763
Deferred revenue	1,487	0
AMT credits	1,380	74
Other	593	301

Total long-term deferred tax assets	19,102	24,963
Liabilities:
Unrealized gain on derivatives	0	(3,010)
Timing differences—tax partnerships	(5,873)	(1,818)
Book basis of oil and gas properties in excess of tax basis	(36,805)	(18,434)
Other	(49)	(58)

Total long-term deferred tax liabilities	(42,727)	(23,320)

Net total long-term deferred tax asset (liability)	(23,625)	1,643

Management continuously evaluates the facts and circumstances representing positive and negative evidence in the determination of our ability to realize the deferred tax assets. These deferred tax assets consist primarily of net operating losses and deductible temporary differences. For the year ended December 31, 2012, management determined, based on positive and negative evidence examined and anticipated future taxable income, that it was necessary to provide a valuation allowance of approximately $1.7 million for statutory depletion carryforwards and charitable contributions. Based on the expected patterns of reversal of all existing temporary differences, we have concluded that it is more likely than not that the remaining deferred tax assets will be realized. As of December 31, 2011, we recorded a valuation allowance of approximately $1.9 million for statutory depletion carryforwards and charitable contributions.

Our management will continue, in future periods, to assess the likely realization of the deferred tax assets. The valuation allowance may change based on future changes in circumstances.

At December 31, 2012, we had available unused federal net operating loss carryforwards of $1.7 million that may be applied against future taxable income that expire in 2031. The following table shows expirations by year for federal and state net operating loss carryforwards (all figures presented are tax effected):

Year of Expiration	Net Operating Loss Carryforwards (in thousands)
2020	$58
2021	259
2022	64
2023	0
2024	1,091
2025	0
2026	0
2027	0
2028	0
2029	0
2031	2,912

Total	4,384

FASB ASC 740-10 sets forth a two-step process for evaluating tax positions. The first step is financial statement recognition of the tax position based on whether it is more likely than not that the position will be sustained upon examination by taxing authorities and resolution through related appeals or litigation, based on the technical merits of the case. FASB ASC 740-10 mandates certain assumptions in applying the more likely than not judgment, including the presupposition of an examination where the taxing authorities are fully informed of all relevant information for evaluation of the tax position. In other words, FASB ASC 740-10 precludes factoring the likelihood of a tax examination into the evaluation of the outcome so that the evaluation is to focus solely on the technical merits of the position.

Our management has concluded that, as of December 31, 2012, we have not taken any tax positions that would require disclosure as “unrecognized positions” and that no liability balance is required to offset any unsustainable positions. We did not have any accrued interest or penalties as of December 31, 2012 and 2011.

We file a consolidated federal income tax return and separate or consolidated state income tax returns in the United States federal jurisdiction and in many state jurisdictions. We are subject to U.S. federal income tax examinations and to various state tax examinations for periods after August 1, 2007.